EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated November 18, 1999 included in About.com, Inc.'s Amendment to Current Report on Form 8-K/A, dated February 14, 2000 and to all references to our Firm included in this registration statement.


                                               /S/ ARTHUR ANDERSEN LLP
                                               --------------------------
                                               ARTHUR ANDERSEN LLP


Salt Lake City, Utah
November 6, 2000